                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 18, 2005
                 Date of Report (Dates earliest event reported)

                           NATIONAL AUTO CREDIT, INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                   1-11601                 34-1816760
(State or Other Jurisdiction of      (Commission           (I.R.S. Employer
Incorporation or Organization)         File No.)          Identification No.)

                               555 MADISON AVENUE
                                   29TH FLOOR
                               NEW YORK, NY 10022
              (Address of principal executive offices and zip code)

                                 (212) 644-1400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name of former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17CFR240.14d-2(b))

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17CFR240.12e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On November 18, 2005, National Auto Credit, Inc. ("NAC") consummated the acquisition of 100% of the membership interest in Option Technologies
Interactive, LLC ("OTI") from Flexner Wheatley & Associates and MeetingNet
Interactive, Inc. OTI is a technology company providing interactive software and hardware systems and services for use in live events, training and education satellite videoconferencing and corporate meeting services. OTI is headquartered in Orlando, FL with additional full service sales and service offices in Ogden,
UT and Chicago, IL. OTI has approximately 20 employees.

     The purchase price was paid in a combination of cash at closing, $744,000, the issuance of 496,250 shares of NAC common stock and the balance of the purchase price, $1.5 million, is payable through two promissory notes issued by
NAC. The notes are repayable according to a formula based on future cash flows realized from OTI and bear interest at the rate of five percent per annum until repaid. The purchase price is subject to an upward and downward adjustment not to exceed $412,500 based upon OTI meeting, or failing to meet, certain minimum financial performance criterion and an upward or downward adjustment to the extent the book value of OTI at closing exceeded, or was less than, a certain agreed amount.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of OTI for the years ended December 31, 2004,
          2003 and 2002 (audited) and for the nine months ended September 30,
          2005 and 2004 (unaudited).

     (b)  Pro forma financial statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              NATIONAL AUTO CREDIT, INC.
                                              (Registrant)

Dated: February 9, 2006                       By: /s/ James McNamara
       ----------------                           ------------------
                                                  James McNamara
                                                  Chief Executive Officer

Dated: February 9, 2006                       By: /s/ Robert V. Cuddihy, Jr.
       ----------------                           --------------------------
                                                  Robert V. Cuddihy, Jr.
                                                  Chief Financial Officer

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